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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                  CURENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest reported) JUNE 18, 2001



                      MACKENZIE INVESTMENT MANAGEMENT INC.
             (Exact name of registrant as specified in its chapter)



          DELAWARE                       000-17994             59-2522153
----------------------------           -----------         --------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)


    700 SOUTH FEDERAL HIGHWAY, SUITE 300
             BOCA RATON, FL                                          33432
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code (561) 393-8900


                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 7.  Exhibits

         The following exhibit is filed with this report:

EXHIBIT NO.            DESCRIPTION
-----------            -----------

99.1                   Press release dated June 18, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACKENZIE INVESTMENT MANAGEMENT INC.
                                                 (Registrant)

Date:  JUNE 18, 2001


                                     /s/ KEITH J. CARLSON
                                     -------------------------------------------
                                         Keith J. Carlson
                                         President and Chief Executive Officer